UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2013 (December 27, 2012)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the dates indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) acquired the following properties. For purposes of this table, dollar amounts are stated in thousands, except for per square foot amounts:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent per Square Foot (2)	Average Remain-ing Lease Term in Years	Econ-omic Occ-upancy (3)	Phy-sical Occ-upancy

Dollar General	12/28/12	9,026	$963	7.22%	$73	$8.07	15	100%	100%
-- Daleville, AL

Dollar General	12/28/12	9,100	$1,209	7.22%	$91	$10.05	15	100%	100%
-- Mobile, AL

Dollar General	12/28/12	9,026	$1,063	7.22%	$80	$8.91	15	100%	100%
-- Valley, AL

Dollar General	12/28/12	9,026	$1,180	7.22%	$89	$9.89	15	100%	100%
-- Brooks, GA

Dollar General	12/28/12	9,026	$1,249	7.22%	$95	$10.47	15	100%	100%
-- LaGrange, GA (Hamilton Road)

Dollar General	12/28/12	9,026	$1,368	7.22%	$104	$11.47	15	100%	100%
-- LaGrange, GA (Wares Cross Road)

Dollar General	12/28/12	9,026	$1,251	7.22%	$95	$10.49	15	100%	100%
-- Maryville, TN

Newington Fair Shopping Center	12/27/12	186,205	$17,200	6.86%	$1,256	$6.75	13.4	100%	100%
-- Newington, CT

(1) We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2) Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.
(3) As used herein, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Additionally, it excludes vacant spaces subject to earnout agreements as of the date of acquisition.

2

Dollar General Properties

On December 28, 2012, we, through seven wholly-owned subsidiaries formed for this purpose, acquired the entire fee simple interests in seven single-tenant properties, all of which are net leased to a subsidiary of Dollar General Corporation (“Dollar General”), for $8.28 million from Highwood Investments, LLC, an unaffiliated third party. Highwood Investments, LLC had entered into an agreement with Inland Real Estate Acquisitions, Inc. (“IREA”) which IREA assigned to us at closing. We funded the purchase price without offering proceeds through: (1) a loan secured by cross-collateralized first mortgages on the seven properties in an aggregate principal amount equal to approximately $4.14 million; (2) a mezzanine loan in an aggregate principal amount equal to approximately $2.48 million; and (3) of approximately $1.96 million of a third loan in an aggregate principal amount equal to approximately $4.7 million of which approximately $1.66 million was used to fund a portion of the purchase price of the seven properties leased to a subsidiary of Dollar General and approximately $300,000 was retained by us and the remainder of which was used to partially fund the acquisition of Newington Fair Shopping Center described below. We expect to use offering proceeds to repay the entire mezzanine loan and third loan. The terms of these loans are discussed under Item 2.03 of this Current Report.

Closing costs for this acquisition were approximately $249,000. We expect to pay IREIT Business Manager & Advisor, Inc., our Business Manager, an acquisition fee of approximately $124,200, which we expect to fund from offering proceeds. The capitalization rate for this portfolio is approximately 7.22% based on the aggregate purchase price paid at closing.

The portfolio consists of seven stores leased to Dolgencorp, LLC, a subsidiary of Dollar General. The stores are located in Alabama (Daleville, Mobile and Valley); Georgia (Brooks and LaGrange); and Tennessee (Maryville). Dolgencorp, LLC leases each property pursuant to separate fifteen year, triple-net leases, each expiring in 2027, with a five year renewal provision at the option of Dolgencorp, LLC. These triple-net leases require Dolgencorp, LLC to pay all costs associated with the respective property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp, LLC defaults in the payment of rent or other sums due under each respective lease.

Because these are newly-constructed properties, there is no prior occupancy or average effective annual rental information.

We believe that each property is suitable for its intended purpose and adequately covered by insurance. We do not believe any significant renovations or improvements to any of the properties is presently necessary. According to its public filings, Dollar General is the largest discount retailer in the United States by number of stores, with 10,371 stores located in 40 states as of November 2, 2012, the majority of which are located in smaller markets in the southern, southwestern, midwestern and eastern United States. The properties are subject to competition from similar nearby discount retail centers (“competitive properties”), as follows: 7 competitive properties located within approximately 10 miles of the Daleville property; 8 competitive properties located within approximately 10 miles of the Mobile property; 6 competitive properties located within approximately 10 miles of the Valley property; 7 competitive properties located within approximately 10 miles of the Brooks property; 5 competitive properties located within approximately 10 miles of the LaGrange (Hamilton Road) property; 6 competitive properties located within approximately 10 miles of the LaGrange (Wares Cross Road) property and 9 competitive properties located within approximately 10 miles of the Maryville property.

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Dolgencorp, LLC is required to pay for real estate taxes, common area maintenance and insurance costs at each location. Real estate taxes paid for the properties were calculated by multiplying the properties’ assessed values by the respective tax rates listed in the table below. For federal income tax purposes, the total depreciable basis in these properties is approximately $8.3 million. We presently intend to calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively. The following table indicates the real estate taxes, real estate tax rates and estimated income tax basis for these properties for the most recent tax year for which information is available.

			Approximate Real Estate	Real Estate	Approximate Income Tax Depreciable Basis ($)
Address	Tax Year	Year Paid	Tax Amount ($)	Tax Rate (%)	(In thousands)

Dollar General	2011	2012	$612 - $5,842	3.50% - 3.57%	$963
-- Daleville, AL

Dollar General	2011	2012	$2,103 - $12,532	6.35%-6.48%	$1,209
-- Mobile, AL

Dollar General	2011	2012	$17 – $7,441	4.29% - 4.38%	$1,063
-- Valley, AL

Dollar General	2011	2012	$341- $13,900	3.89%	$1,180
-- Brooks, GA

Dollar General	2011	2012	$657-$11,316	2.96%-3.02%	$1,249
-- LaGrange, GA (Hamilton Road)

Dollar General	2011	2012	$933-$12,397	2.96%-3.02%	$1,368
-- LaGrange, GA (Wares Cross Road)

Dollar General	2011	2012	$6,920 – $7,989	2.15%	$1,251
-- Maryville, TN

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, which are incorporated into this Item 2.01 by reference.

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Newington Fair Shopping Center

On December 27, 2012, we, through a wholly-owned subsidiary formed for this purpose, acquired the entire fee simple interest in Newington Fair Shopping Center, a 186,205 square foot retail center, located in Newington, Connecticut for approximately $17.2 million, plus closing costs, from Newington-Berlin Retail, LLC, an unaffiliated third party. The seller had entered into an agreement with IREA which IREA assigned to us at closing. The acquisition price reflects a $300,000 credit granted in our favor at closing to be used to fund anticipated maintenance expenses during 2013. We funded the purchase price without offering proceeds through a loan secured by a two tranche open end mortgage on the property, consisting of two components, in an aggregate principal amount equal to approximately $15.13 million, of which approximately $14.72 million was funded at closing. The unfunded portion of the loan may be drawn upon to pay the anticipated maintenance expenses during 2013. The first portion of the open end mortgage loan is a “Senior Tranche” in an aggregate principal amount of approximately $9.79 million, of which approximately $9.5 million was funded at closing. The second portion is a “Junior Tranche” in an aggregate principal amount of approximately $5.34 million, of which approximately $5.2 million was funded at closing. The remaining $2.7 million of the purchase price was funded through a portion of an additional loan in an aggregate principal amount equal to approximately $4.7 million the remainder of which was used to partially fund the acquisition of the seven properties leased to a subsidiary of Dollar General described above. We expect to use offering proceeds to repay both the Junior Tranche portion of the open end mortgage and the additional loan. The terms of these loans are discussed under Item 2.03 of this Current Report.

Closing costs for this acquisition were approximately $225,000. We expect to pay our Business Manager an acquisition fee of approximately $258,000, based on an unadjusted purchase price of approximately $17.5 million, which we expect to fund from offering proceeds. The capitalization rate for this property was approximately 6.86%.

Among the items we considered in determining whether to acquire the Newington Fair Shopping Center included, but were not limited to, the following:

•	The property includes a vacant pad of 6,500 square feet for future development.
•	The property is shadow anchored by a Toys R Us and a supermarket, Stew Leonard’s. We will not own the shadow space.
•	The property is currently 100% occupied.
•	We believe the property is well situated in Connecticut. Newington is bordered by Hartford as well as the Hartford suburbs of Wethersfield, Rocky Hill, Berlin, New Britain, Farmington, and West Hartford.
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As of December 27, 2012, Newington Fair Shopping Center was 100% leased to two tenants. The weighted-average remaining lease term for the two tenants occupying the property is approximately fourteen years. The two tenants of the property are: (1) Sam’s Club, a retail warehouse club, which is on a ground lease for 134,605 square feet, or 72.3% of the total gross leasable area of this property, excluding the vacant pad, paying an annual base rent of $301,852; and (2) LA Fitness, a health and fitness club, which leases 51,600 square feet, or 27.7% of the total gross leasable area of this property, excluding the vacant pad, paying an annual base rent of $954,600, which is scheduled to increase to: (a) $983,238 in June 2014; and (b) $1,012,735 in June 2019. The Sam’s Club lease expires in June 2028, and the LA Fitness lease expires in June 2024.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2011	100%	$6.75
2010	100%	$6.75
2009	100%	$6.75
2008	100%	$2.24

*The first year of occupancy was 2008. Total property square footage was 134,605, which was leased entirely to Sam’s Club at December 31, 2008.

We believe that Newington Fair Shopping Center is suitable for its intended purpose and adequately covered by insurance. We do not believe any significant renovations or improvements to the property are presently necessary. There are thirteen competitive shopping centers located within approximately three miles of the property.

Real estate taxes assessed for the fiscal year ending June 30, 2013 (the most recent tax year for which information is generally available) are approximately $179,000. The amount of real estate taxes assessed was calculated by multiplying Newington Fair Shopping Center’s assessed value by a tax rate of 3.264%. This calculation excludes any real estate taxes attributable to the portion of the property leased by Sam’s Club which are paid directly by Sam’s Club. We presently intend to calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.12 and 10.13, which are incorporated into this Item 2.01 by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Dollar General Properties

Cross-Collateralized Secured Loan. In connection with acquiring the seven properties leased to a subsidiary of Dollar General described above, our wholly-owned subsidiaries, IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. (each individually, a “borrower” and collectively, the “borrowers”), entered into a loan in an aggregate principal amount equal to approximately $4.14 million from JPMorgan Chase Bank, National Association. The loan is secured by cross-collateralized first mortgages on the seven properties. The loan bears interest at a fixed rate equal to 4.347% per annum (the “initial interest rate”) until January 1, 2020 (the “anticipated repayment date”). In the event the loan is not repaid as of the anticipated repayment date the loan will bear interest at a rate equal to 3% per annum plus the greater of: (1) the initial interest rate or (2) the seven year swap yield as of the first business day after the anticipated repayment date (the “revised interest rate”); provided, however, that the revised interest rate may not exceed the initial interest rate plus 5% per annum. The loan matures on October 1, 2027, and requires the borrowers to make monthly payments of interest only, calculated based on the initial interest rate, until January 1, 2020, at which point the loan requires the borrowers to make monthly payments of $22,653.41 until the maturity date.

The loan may be prepaid in full, but not in part, any time after January 1, 2015, provided that if the prepayment occurs prior to October 1, 2019, the borrowers will be required to pay a prepayment premium equal to the greater of: (1) 1% of the outstanding principal balance of the loan; or (2) the excess, if any, of: (a) the sum of the present values of all then-scheduled payments of principal and interest under the loan documents, over (b) the principal amount being prepaid. Subject to satisfying certain conditions, as set forth in the loan documents, each individual borrower may prepay a portion of the loan equal to 120% of the portion of the loan allocated to that borrower’s property and obtain the release of its property and the release of its related obligations under the loan documents. Assuming no payment has been made on principal in advance of the anticipated repayment date approximately $4.14 million will be due on the anticipated repayment date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties and limitations on zoning reclassifications of the properties. The loan documents also contain various customary events of default; including the non-payment of principal or interest, default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the borrowers will be required to pay a default interest rate equal to the lesser of the maximum legal interest rate or 5% per annum above the initial interest rate or revised interest rate, as applicable.

7

The loan is non-recourse to us and the borrowers, with certain exceptions for borrower bankruptcy. We have guaranteed the full amount of the debt in the event any borrower fails to provide access or information to the properties or fails to obtain the lender’s prior written consent to any liens on or transfers of the properties, and in the event of any losses, costs or damages incurred by the lender as a result of fraud or intentional misrepresentation of any individual borrower, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

Mezzanine Loan. Our wholly-owned subsidiary, IREIT DG SPE Member II, L.L.C. also entered into a mezzanine loan in an aggregate principal amount equal to approximately $2.48 million from JPMorgan Chase Bank, National Association. This loan is secured pursuant to a Mezzanine Pledge and Security Agreement that encumbers all of our subsidiary’s interest in the wholly-owned subsidiaries that own the seven properties leased to a subsidiary of Dollar General. This loan bears interest at a fixed rate equal to 9% per annum and matures on January 1, 2020. Our subsidiary is required to make monthly payments of interest only until the maturity date at which point the then remaining principal balance of the loan, plus any accrued interest becomes due in full. The loan may be prepaid, in whole or in part, at any time, upon (1) written notice to the lender specifying the date of prepayment and the amount being prepaid; (2) payment of all other sums then due under the loan; (3) if the prepayment occurs on a date other than a scheduled monthly payment date, payment of interest through the end of the period in which such prepayment occurs; and (4) if the prepayment occurs after January 1, 2014, the payment of an amount equal to the greater of: (a) 1% of the outstanding principal of the loan to be prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest under the loan assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the loan is paid on January 1, 2020, over (ii) the principal amount being prepaid. The loan is non-recourse to us and our subsidiary. Inland Real Estate Investment Corporation (“IREIC”), our sponsor has fully and unconditionally guaranteed payment and performance. We did not pay any fees or other consideration to IREIC for this guarantee. The loan contains various customary events of default. If an event of default occurs under the loan, our subsidiary will be required to pay a default interest rate equal to the lesser of 5% per annum above the interest rate or the maximum interest rate which our subsidiary may by law pay.

Third Loan. We also entered into a loan agreement in an aggregate principal amount equal to approximately $4.7 million from Bank of the Ozarks (sometimes referred to herein as the “Third Loan”) of which approximately $1.96 million was funded at closing of which approximately $1.66 million was used to fund a portion of the purchase price of the seven properties leased to a subsidiary of Dollar General and approximately $300,000 was retained by us and the remainder of which was used to partially fund the Newington Fair Shopping Center as described below. This loan is secured pursuant to a “Blocked Account Control Agreement” under which our sponsor, IREIC, deposited an amount equal to the aggregate principal amount of the loan into a deposit account under the control of the lender. This loan bears interest at a floating rate equal to the three month LIBOR rate plus 3.75% per annum, subject to a floor interest rate of 6% per annum and matures on December 28, 2013. We are required to make monthly payments of interest only beginning on February 1, 2013 until the maturity date at which point the then remaining principal balance of the loan, plus any accrued interest becomes due in full. The loan may be prepaid in full or in part, at any time, and is not subject to any pre-payment premium. Provided no principal payments are made during the term of the loan, approximately $4.7 million, of which approximately $1.96 million is attributed to the seven properties leased to a subsidiary of Dollar General, will be due and payable at the maturity date. The loan is non-recourse to us. In addition to securing the loan, IREIC has fully and unconditionally guaranteed payment and performance. We did not pay any fees or other consideration to IREIC for this guarantee or for the pledge of security. The loan contains various customary events of default. If an event of default occurs under the loan we will be required to pay a default interest rate equal to 8.00% per annum above the interest rate.

8

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the loan documents, which are attached to this Current Report as Exhibits 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22, 10.23, 10.24 and 10.25, respectively, and are incorporated into this Item 2.03 by reference.

Newington Fair Shopping Center

Open-End Mortgage Loan. In connection with the closing of the purchase of the Newington Fair Shopping Center, our wholly-owned subsidiary, IREIT Newington Fair, L.L.C. entered into a loan secured by a two tranche open end mortgage on the property, consisting of two components, in an aggregate principal amount equal to approximately $15.13 million from the Bank of the Ozarks, of which approximately $14.72 million was funded at closing. The unfunded portion of the loan may be drawn upon to pay for anticipated maintenance expenses of approximately $300,000 during 2013. The first portion of the open end mortgage loan is a “Senior Tranche” in an aggregate principal amount of approximately $9.79 million, of which approximately $9.5 million was funded at closing. The second portion is a “Junior Tranche” in an aggregate principal amount of approximately $5.34 million, of which approximately $5.2 million was funded at closing. The Junior Tranche is unconditionally guaranteed for payment and performance by IREIC, our sponsor. We did not pay any fees or other consideration to IREIC for this guarantee.

The open end mortgage loan is secured by the property.   The Senior Tranche portion of the open end mortgage loan requires monthly payments of interest only and it bears interest at a floating rate equal to 3.25% per annum above the three month LIBOR, subject to a floor interest rate of 3.50% per annum (at December 27, 2012 the three month LIBOR rate equaled approximately 0.31%). The Senior Tranche portion of the open end mortgage loan matures on December 27, 2015. The Junior Tranche portion of the open end mortgage loan requires monthly payments of interest and bears interest at a fixed rate equal to 8.50% per annum. The Junior Tranche portion of the loan matures on December 27, 2013. The Senior Tranche and Junior Tranche portions of the loans are able to be prepaid in full or in part, at any time, and are not be subject to any pre-payment premium. Provided no principal payments are made during the term of the loan and that the entire principal amount is borrowed, approximately $9.625 million and $5.250 million respectively will be due and payable at the respective maturity dates.

The open end mortgage loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties and limitations on zoning reclassifications of the properties.  The loan documents also contain various customary events of default, including the non-payment of principal or interest, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the borrowers will be required to pay a default interest rate equal to the lesser of the maximum legal interest rate or 8.00% per annum above the initial interest rate or revised interest rate, as applicable.

The open end mortgage loan is non-recourse to us and the borrowers, with certain exceptions for borrower bankruptcy.  We have guaranteed the full amount of the debt in the event borrower fails to provide access or information to the properties or fails to obtain the lender’s prior written consent to any liens on or transfers of the properties, and in the event of any losses, costs or damages incurred by the lender as a result of fraud or intentional misrepresentation of any individual borrower, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

9

Third Loan. In addition, $2.7 million of the Third Loan was used to fund the remaining portion of the Newington Fair Shopping Center. The material terms of the Third Loan are described above.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the loan documents, which are attached to this Current Report as Exhibits 10.22, 10.23, 10.24, 10.25, 10.26, 10.27, 10.28, 10.29, 10.30, 10.31, 10.32 and 10.33, respectively, and are incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the seven properties leased to a subsidiary of Dollar General and the Newington Fair Shopping Center described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b) Pro forma financial information.

The required pro forma financial information for the seven properties leased to a subsidiary of Dollar General and the Newington Fair Shopping Center described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

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(d) Exhibits.

Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT LAGRANGE HAMILTON DG, L.L.C.
Exhibit No.	Description
10.1	Purchase Agreement Letter, dated as of September 5, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.2	Purchase Agreement Letter, dated as of July 30, 2012, by and between Highwood Investments, LLC and The Broadway Group, L.L.C.

10.3	Assignment and Assumption of Purchase Agreement Letter, dated as of December 28, 2012, by and between Inland Real Estate Acquisitions, Inc. and IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C.

10.4	Assignment and Assumption of Purchase Agreement Letter, dated as of December 28, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.5	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT DALEVILLE DG, L.L.C.

10.6	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT MOBILE MOFFETT DG, L.L.C.

10.7	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT VALLEY DG, L.L.C.

10.8	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT BROOKS DG, L.L.C.

10.9	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT LAGRANGE HAMILTON DG, L.L.C.

10.10	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT LAGRANE WARES CROSS DG, L.L.C.

10.11	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT MARYVILLE DG, L.L.C.

10.12	Purchase and Sale Agreement, made as of May 9, 2012, between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., as reinstated by the Reinstatement of Purchase and Sale Agreement, entered into as of October 23, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., as extended by the Extension Letter to Purchase and Sale Agreement, dated as of November 13, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., and as amended by the Amendment to Purchase and Sale Agreement, entered into as of December 27, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc.
11

Exhibit No.	Description
10.13	Assignment of Purchase and Sale Agreement, dated as of December 17, 2012, by and between Inland Diversified Newington Fair, L.L.C., Inland Real Estate Acquisitions, Inc. and IREIT Newington Fair, L.L.C.

10.14	Promissory Note, made as of December 28, 2012 by IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.15	Loan Agreement, dated as of December 28, 2012, by and among IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and JPMorgan Chase Bank, National Association

10.16	Environmental Indemnity Agreement, dated as of December 28, 2012, by IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and Inland Real Estate Investment Corporation and Inland Real Estate Income Trust, Inc., in favor of JPMorgan Chase Bank, National Association

10.17	Mezzanine Promissory Note, made as of December 28, 2012 by IREIT DG SPE II Member, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.18	Mezzanine Pledge and Security Agreement, made as of December 28, 2012 by IREIT DG SPE II Member, L.L.C. and JPMorgan Chase Bank, National Association

10.19	Guaranty Agreement, dated as of December 28, 2012, by Inland Real Estate Investment Corporation and Inland Real Estate Investment Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.20	Mezzanine Guaranty Agreement, executed as of December 28, 2012, by Inland Real Estate Investment Corporation for the benefit of JPMorgan Chase Bank, National Association

10.21	Mezzanine Control Agreement, made and entered into as of December 28, 2012, by and among IREIT DG SPE II Member, L.L.C., IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and JPMorgan Chase Bank, National Association

10.22	Promissory Note, made as of December 27, 2012, by Inland Real Estate Income Trust, Inc. for the benefit of Bank of the Ozarks
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Exhibit No.	Description
10.23	Security Agreement, made as of December 27, 2012, by Inland Real Estate Investment Corporation and Bank of the Ozarks

10.24	Blocked Account Control Agreement, entered into as of December 27, 2012, among Inland Real Estate Investment Corporation as depositor, Bank of the Ozarks as lender and Bank of the Ozarks as depository bank

10.25	Repayment Guaranty, executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

10.26	Loan Agreement, made as of December 27, 2012, by and between IREIT Newington Fair, L.L.C. and Bank of the Ozarks

10.27	Assignment of Rents, executed as of December 27, 2012, by IREIT Newington Fair, L.L.C. to Bank of the Ozarks

10.28	Notice of Final Agreement, effective as of December 27, 2012, by IREIT Newington Fair, L.L.C., Inland Real Estate Investment Corporation and Bank of the Ozarks

10.29	Open-Ended Mortgage Deed, Assignment of Rents, Security Agreement and Financing Statement, entered into as of December 27, 2012, by IREIT Newington Fair, L.L.C. for the benefit of Bank of the Ozarks

10.30	Environmental Indemnity Agreement, executed effective as of December 27, 2012, by IREIT Newington Fair, L.L.C. for the benefit of Bank of the Ozarks

10.31	Promissory Note, effective as of December 27, 2012, for the benefit of Bank of the Ozarks

10.32	Repayment Guaranty, executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

10.33	Guaranty (Carvout), executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	January 3, 2012	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement Letter, dated as of September 5, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.2	Purchase Agreement Letter, dated as of July 30, 2012, by and between Highwood Investments, LLC and The Broadway Group, L.L.C.

10.3	Assignment and Assumption of Purchase Agreement Letter, dated as of December 28, 2012, by and between Inland Real Estate Acquisitions, Inc. and IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C.

10.4	Assignment and Assumption of Purchase Agreement Letter, dated as of December 28, 2012, by and between Highwood Investments, LLC and Inland Real Estate Acquisitions, Inc.

10.5	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT DALEVILLE DG, L.L.C.

10.6	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT MOBILE MOFFETT DG, L.L.C.

10.7	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT VALLEY DG, L.L.C.

10.8	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT BROOKS DG, L.L.C.

10.9	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT LAGRANGE HAMILTON DG, L.L.C.

10.10	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT LAGRANE WARES CROSS DG, L.L.C.

10.11	Assignment and Assumption of Lease, dated as of December 28, 2012, by and between The Broadway Group, L.L.C. and IREIT MARYVILLE DG, L.L.C.

10.12	Purchase and Sale Agreement, made as of May 9, 2012, between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., as reinstated by the Reinstatement of Purchase and Sale Agreement, entered into as of October 23, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., as extended by the Extension Letter to Purchase and Sale Agreement, dated as of November 13, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc., and as amended by the Amendment to Purchase and Sale Agreement, entered into as of December 27, 2012, by and between Newington-Berlin Retail, LLC and Inland Real Estate Acquisitions, Inc.
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Exhibit No.	Description
10.13	Assignment of Purchase and Sale Agreement, dated as of December 17, 2012, by and between Inland Diversified Newington Fair, L.L.C., Inland Real Estate Acquisitions, Inc. and IREIT Newington Fair, L.L.C.

10.14	Promissory Note, made as of December 28, 2012 by IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.15	Loan Agreement, dated as of December 28, 2012, by and among IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and JPMorgan Chase Bank, National Association

10.16	Environmental Indemnity Agreement, dated as of December 28, 2012, by IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and Inland Real Estate Investment Corporation and Inland Real Estate Income Trust, Inc., in favor of JPMorgan Chase Bank, National Association

10.17	Mezzanine Promissory Note, made as of December 28, 2012 by IREIT DG SPE II Member, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.18	Mezzanine Pledge and Security Agreement, made as of December 28, 2012 by IREIT DG SPE II Member, L.L.C. and JPMorgan Chase Bank, National Association

10.19	Guaranty Agreement, dated as of December 28, 2012, by Inland Real Estate Investment Corporation and Inland Real Estate Investment Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.20	Mezzanine Guaranty Agreement, executed as of December 28, 2012, by Inland Real Estate Investment Corporation for the benefit of JPMorgan Chase Bank, National Association

10.21	Mezzanine Control Agreement, made and entered into as of December 28, 2012, by and among IREIT DG SPE II Member, L.L.C., IREIT LaGrange Hamilton DG, L.L.C., IREIT LaGrange Wares Cross DG, L.L.C., IREIT Brooks DG, L.L.C., IREIT Maryville DG, L.L.C., IREIT Valley DG, L.L.C., IREIT Daleville DG, L.L.C. and IREIT Mobile Moffett DG, L.L.C. and JPMorgan Chase Bank, National Association

10.22	Promissory Note, made as of December 27, 2012, by Inland Real Estate Income Trust, Inc. for the benefit of Bank of the Ozarks
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Exhibit No.	Description
10.23	Security Agreement, made as of December 27, 2012, by Inland Real Estate Investment Corporation and Bank of the Ozarks

10.24	Blocked Account Control Agreement, entered into as of December 27, 2012, among Inland Real Estate Investment Corporation as depositor, Bank of the Ozarks as lender and Bank of the Ozarks as depository bank

10.25	Repayment Guaranty, executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

10.26	Loan Agreement, made as of December 27, 2012, by and between IREIT Newington Fair, L.L.C. and Bank of the Ozarks

10.27	Assignment of Rents, executed as of December 27, 2012, by IREIT Newington Fair, L.L.C. to Bank of the Ozarks

10.28	Notice of Final Agreement, effective as of December 27, 2012, by IREIT Newington Fair, L.L.C., Inland Real Estate Investment Corporation and Bank of the Ozarks

10.29	Open-Ended Mortgage Deed, Assignment of Rents, Security Agreement and Financing Statement, entered into as of December 27, 2012, by IREIT Newington Fair, L.L.C. for the benefit of Bank of the Ozarks

10.30	Environmental Indemnity Agreement, executed effective as of December 27, 2012, by IREIT Newington Fair, L.L.C. for the benefit of Bank of the Ozarks

10.31	Promissory Note, effective as of December 27, 2012, for the benefit of Bank of the Ozarks

10.32	Repayment Guaranty, executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

10.33	Guaranty (Carvout), executed effective as of December 27, 2012, by Inland Real Estate Investment Corporation for the benefit of Bank of the Ozarks

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